UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 2, 2005

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. This current report on Form 8-K/A is being filed to amend the Registrant’s Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on March 9, 2005. The attached exhibits supersede in their entirety Exhibits 25.1 and 25.2 to the Form 8-K.

25.1	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, to act as trustee under the Amended and Restated Trust Agreement.

25.2	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, to act as trustee under the Guarantee for the benefit of the holders of Capital Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 9, 2005

U.S. BANCORP

By:	/s/ Daryl N. Bible
Name: Daryl N. Bible
Title: Executive Vice President and Treasurer

INDEX TO EXHIBITS

25.1	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association, to act as trustee under the Amended and Restated Trust Agreement.

25.2	Form T-1 Statement of Eligibility of Delaware Trust Company, National Association to act as trustee, under the Guarantee for the benefit of the holders of Capital Securities.